westcore trust

Westcore MIDCO Growth Fund

Westcore Blue Chip Fund

Westcore Growth Fund

Westcore Small-Cap Opportunity Fund

Westcore Mid-Cap Value Fund

Westcore Select Fund

Westcore International Frontier Fund

Westcore Small-Cap Value Fund

Westcore Flexible Income Fund

Westcore Plus Bond Fund

Westcore Colorado Tax-Exempt Fund

SUPPLEMENT DATED DECEMBER 30, 2005
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED SEPTEMBER 28, 2005

The following information supplements and should be read in conjunction with the information provided in the Funds' Statement of Additional Information dated September 28, 2005.

1.   The table on page 58 within the "Administrators" section should be supplemented with the following:

Effective January 1, 2006, the administrative fee to be paid pursuant to the Administrative Agreement discussed above, was revised to reflect the following fee and breakpoint schedule:

Annual Administrative Fee
First $750 million in average daily Net Assets of the Trust	0.25%
Next $250 million in average daily Net Assets of the Trust	0.20%
Net Assets greater than $1.0 billion in average daily Net Assets of the Trust	0.125%

The Annual Administrative Fees are then allocated to each Fund based upon the Fund's relative proportion of the Trust's net assets.

2.   The formulas presented within the "Total Return Calculations" section on page 72 and 73 were inadvertently omitted. The following represents a complete description of the Total Return Calculations with the formulas presented.

Total Return Calculations

The average annual total return (before taxes) represents the average annual percentage change in the value of an investment in a Fund over a specified measuring period.  Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.  Each Fund computes its average annual total return (before taxes) by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment.  This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.  This calculation can be expressed as follows:

Where:	ERV=	ending redeemable value at the end of the period covered by computation of a hypothetical $1,000 payment made at the beginning of the period.
	P=	hypothetical initial payment of $1,000.
	N=	period covered by the computation, expressed in terms of years.

The aggregate total return reflects income and capital appreciation/depreciation and establishes a total percentage change in the value of an investment in a Fund over a specified measuring period.  It is computed by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment.  The formula for calculating aggregate total return is as follows:

The calculations of average annual total return (before taxes) and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged by the Trust to all shareholder accounts.  The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.